UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2010
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32599 (Commission File Number)	20-2485124 (I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma (Address of Principal Executive Offices)	74172-0172 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On February 2, 2010, Williams Partners L.P. announced that it priced its previously announced private offering of $3.5 billion in principal amount of its senior notes. A copy of the press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P. By: Williams Partners GP LLC, its General Partner
By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: February 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 2, 2010.